Exhibit 99.2

ONCE DAILY DUAL-NUCLEOTIDE COMBINATION OF PSI-938 AND PSI-7977 PROVIDES 94% HCV RNA < LOD AT DAY 14: FIRST PURINE/PYRIMIDINE CLINICAL COMBINATION DATA (THE NUCLEAR STUDY)

E. Lawitz1, M. Rodriguez-Torres2, J. Denning3, M.T. Cornpropst3, D. Clemons3, L. McNair3, M.M. Berrey3, W.T. Symonds3

1Alamo Medical Research, San Antonio, TX, 2Fundacion de Investigacion de Diego, San Juan, PR, 3Pharmasset, Inc., Princeton, NJ

Abstract

#1370

Background

The purine PSI-352938 (PSI-938) was created to be an optimal partner DAA for the pyrimidine PSI-7977. The nucleotides employ different prodrug cleavage pathways, largely independent phosphorylation pathways, competition with separate endogenous nucleotide pools (purine/pyrimidine) and complementary resistance profiles (Sofia J Med Chem 2010, Lam AAC 2010, Reddy Bio Med Chem Ltr 2010). This study is the first proof of concept for the combination of 2 nucleotides for the treatment of HCV infection.

Figure 1. PSI-7977 and PSI-938 are Complementary Nucleotides for Combination Therapy

Pyrimidine

PSI-7977

prodrug

MP

MP

UMP-CMP kinase 1

DP

TP

S282T Resistance

Equipotent vs. 938 triple mutant

Different

Prodrug cleavage

Pathway

Different

Phosphorylation

Pathway

NDPK

(Not rate limiting)

Different

In vitro

Resistance

Profile

Purine

PSI-938

prodrug

MP

MP

Guanosine monophosphate

kinase

DP

TP

Requires triple mutant for  resistance*

Equipotent vs. S282T Variants

* Lam, et al., EASL 2011 Abstract 1071

Objectives

To determine the safety, pharmacokinetic interaction and impact on antiviral activity of PSI-938 and PSI-7977 administered as monotherapy or in combination for 7-14 days.

Design

Day 0

Cohort 1

Cohort 2

Cohort 3

Cohort 4

PSI-938 300 mg QD

PSI-7977 400 mg QD

PSI-7977 + PSI-938

PSI-938 + PSI-7977

PSI-7977 + PSI-938

Forty HCV GT1, treatment-naïve subjects

8 active and 2 placebo per cohort

Sequential enrollment into Cohort 1, Cohorts 2/3 and Cohort 4

HCV RNA >50,000 IU/mL, no evidence of cirrhosis

PSI-938 300 mg QD and PSI-7977 400 mg QD

Safety, PK, viral kinetics, and resistance monitored throughout

All subjects offered full course of peg-interferon (Peg-IFN) and ribavirin (RBV) on study day 15

Results

Table 1. Subject Demographics and Baseline Characteristics

Cohort 1

(n = 8) Cohort 2

(n = 8) Cohort 3

(n = 8) Cohort 4

(n = 8) Placebo

(n = 8)

Male (n) 5 7 7 6 7

Caucasian (n) 7 5 5 5 6

Median age (y) 46 43 41 48 39

Mean BMI (kg/m2) 28 26 28 28 29

Median (Q1,Q3)

HCV RNA (log10 IU/mL) 6.9

(6.2,7.5) 6.3

(5.8,6.7) 6.3

(5.9,6.6) 6.2

(5.7,6.8) 5.9

(5.2,6.6)

HCV 1a/1b (n) 6/2 8/0 8/0 7/1 7/1

SAFETY

No discontinuations or serious adverse events

28 AEs reported in 16/32 subjects receiving active treatment

Five AEs considered possibly related to active study drug

Headache [2], fatigue, non cardiac chest pain, dizziness

AEs were mild in intensity

Two AEs considered possibly related to placebo

Increased pruritus and headache

No dose- or duration-related toxicities were identified

No clinically significant treatment-emergent changes in laboratory parameters, vital signs or ECGs

No treatment-emergent grade 4 laboratory abnormalities

47% had abnormal ALT at baseline, all normalized during study

Table 2. Summary of Individual HCV RNA Data and Follow-on Therapy Across All Cohorts

Study Day

Subject Baseline 1 3 5 7 10 14 16 201 7.43 4.75 3.23 3.14 2.84 2.16 1.41 1.62

202 5.16 2.77 <LOD <LOD <LOD <LOD <LOD

203 6.60 3.90 2.55 2.34 2.19 1.30

1 <LOD <LOD

205 5.81 3.54 2.45 2.03 <LOD <LOD <LOD <LOD

Cohort 206 6.93 4.78 3.06 2.73 2.25 1.57 <LOD

224 5.45 2.77 <LOD <LOD <LOD <LOD <LOD <LOD

229 6.29 4.16 2.40 1.70 1.30 <LOD <LOD

2

230 6.13 3.77 1.75 <LOD <LOD <LOD <LOD

Cohort 231 5.44 n.d. 2.75 2.39 2.23 1.48

207 6.97 4.99 3.45 3.05 2.85 2.27 1.97

209 7.48 4.87 4.00 3.54 3.12 2.97 2.71

210 7.49 4.84 3.47 3.07 2.80 2.20 1.72

221 6.96 4.39 2.87 2.56 2.13 1.51 <LOD

231 5.44 n.d. 2.75 2.39 2.23 1.48 <LOD

233 6.88 4.78 3.45 2.86 2.63 2.24 <LOD

239 6.36 4.38 3.15 2.69 2.35 1.51 <LOD

225 5.89 3.71 2.32 1.81 <LOD <LOD <LOD

232 7.51 5.78 4.26 3.44 2.67 1.46 <LOD

235 6.55 4.41 2.05 1.63 1.26 <LOD <LOD

240 5.54 n.d. 2.06 1.46 <LOD <LOD <LOD

262 6.26 3.31 2.37 2.11 1.56 <LOD <LOD <LOD

266 6.09 3.34 1.65 1.30 <LOD <LOD <LOD

269 7.48 4.28 2.91 2.67 2.33 2.26 1.48

238 6.54 4.05 2.66 2.41 1.36 1.57 <LOD

222 4.98 3.03 <LOD <LOD <LOD <LOD <LOD

223 6.98 4.59 3.14 2.74 2.31 1.93 1.62 225 5.89 3.71 2.32 1.81

228 5.80 3.78 1.53 1.67 <LOD <LOD <LOD

234 6.51 4.59 3.87 3.44 2.53 <LOD <LOD

261 6.37 3.71 2.71 2.43 2.16 2.09 1.59 <LOD

264 5.54 3.05 1.92 1.75 1.51 <LOD <LOD <LOD

265 5.71 3.18 2.53 1.78 1.30 1.18 <LOD <LOD

268 6.83 3.89 3.18 2.90 2.37 1.89 <LOD

270 6.27 3.78 2.77 2.59 2.35 2.12 1.20 <LOD

PSI-938 PSI-7977 PSI-938/PSI-7977 Washout P-IFN/RBV

HCV RNA declined rapidly in a biphasic manner in all subjects

Individual subjects reached the assay limit of detection (LOD, <15 IU/mL) in as few as 3 days. This correlated with baseline HCV RNA and did not differ by treatment

Results

Table 3. Summary of Antiviral Response by Cohort

Median (Q1,Q3) HCV RNA Change from Baseline and Number of Subjects with HCV RNA <15 IU/mL (LOD) by Cohort

Day 7 Day 14 Total1

# < LOD Median

[Q1,Q3] # < LOQ # < LOD Median

[Q1,Q3] # < LOD

Cohort 1 2 -4.5

(-4.3,-4.7) 5 4 -5.2

(-4.8,-5.8) 4/8 (50%)

Cohort 2 2 -4.6

(-4.2,-5.0) 8 8 -5.2

(-4.8,-5.5) 8/8 (100%)

Cohort 3 4 -4.7

(-4.3,-4.8) 8 7 -5.0

(-4.6,-5.4) 7/8 (88%)

Cohort 4 1 -4.4

(-4.2,-4.8) 8 5 -5.0

(-4.7,-5.3) 7/8 (88%)2

1. Cumulative total of individuals whose HCV RNA reached < LOD as a result of the study treatment

2. Includes 2 additional subjects whose HCV RNA reached < LOD on Day 16

Figure 2. Median [Q1,Q3] HCV RNA Change from Baseline

PSI-938 Monotherapy

PSI-938 - PSI-938/PSI-7977

PSI-7977 - PSI-7977/PSI-938

PSI-938/PSI-7977 Combination

0 -1 -2 -3 -4 -6 -5 -7

0 2 4 6 8 10 12 14 days

* Rodriguez-Torres, et al. Abst. LB17, AASLD, Nov. 2009

Figure 3. Comparison of Monotherapy Antiviral Responses with PSI-7851, PSI-7977 and PSI-938 (Median, [Q1,Q3])

PSI-938 Monotherapy

PSI-938 - PSI-938/PSI-7977

PSI-7977 - PSI-7977/PSI-938

PSI-7851 Monotherapy*

0 0.5 -1 -1.5 -2 -2.5 -3 -3.5 -4 -4.5

0 1 2 3 Days

PSI-7977 is a single isomer found in PSI-7851, a mixture of 2 isomers

PSI-7977 monotherapy resulted in greater viral suppression at Day 3 than PSI-7851 at Day 3

Monotherapy with either PSI-938 at 300 mg QD or PSI-7977 at 400 mg QD resulted in 3.7 to 3.9 log10 IU/mL declines in HCV RNA after 3 days

HCV RNA Change from Baseline (log10 IU/mL)

HCV RNA Change from Baseline (log10 IU/mL)

Results

Figure 4. HCV RNA Change from Baseline by Cohort

Cohort 1 Cohort 2

8 8

7 7

L) 6 L)6

/m /m IU 5 IU

10 5 10

og og

(L 4 (L 4 A

RN A V3 RN3 HC V

2 HC2

1 PSI-938 monotherapy 1 PSI-938 monotherapy PSI-938 + PSI-7977

0 0

0 2 4 6 8 10 12 14 0 2 4 6 8 10 12 14 92% Days Days Cohort 3 Cohort 4

8 8

7 7

L) 6 6 /m IU 5 IU/mL)

10 5 og 4 4

(L (Log10 A RN3 RNA 3 V HC2 HCV 2

1 PSI-7977 monotherapy PSI-938 + PSI-7977 1 PSI-938 + PSI-7977

0 0

0 2 4 6 8 10 12 14 0 2 4 6 8 10 12 14

Days Days

Figure 5Cohort 3

Cohort 4. Pharmacokinetic Interaction Data

PSI-6206 Concentration (ng/mL) Time (h)Time (h)

PSI-938 Concentration (ng/mL)

Day 7 PSI-7977 alone

Day 14 PSI-7977 + PSI-938

10000

1000

100

10

0 6 12 18 24

10000

1000

100

10

0 6 12 18 24

Day 7 PSI-938 alone

Day 14 PSI-938 + PSI-7977

Conclusions

PSI-938 and PSI-7977 as monotherapy and in combination were generally safe and well tolerated over 7-14 days

Significant antiviral activity was observed with rapid a-phase reductions followed by continued ß-phase reductions until the end of treatment or assay LOD was reached

Of note, PSI-7977 monotherapy produced HCV RNA reductions over 7 days which were similar to PSI-938

No viral breakthrough was observed during therapy

No significant PK interaction between PSI-938 and PSI-7977 was observed

Data support progression to a Phase 2 combination study including PSI-938 and PSI-7977

Disclosures

E.L., M.R.T. - Grant/Research Support: Pharmasset; J.D.; M.C.; D.C.; W.S.; M.B. - Employee: Pharmasset; L.Mc. - Consultant

Presented at the 46th Annual Meeting of the European Association for the Study of the Liver, EASL, March 30, 2011 – April 3, 2011, Berlin, Germany